UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


         Date of Report              (Date of earliest event reported)
         March 10, 2004                  (February 29, 2004)



                           KRYSTAL DIGITAL CORPORATION
             (Exact name of registrant as specified in its charter)


        Delaware                  1-9431                      94-3012230
      (State of                 (Commission                  (IRS Employer
    Incorporation)              File Number)                Identification No.)


    925 West Lambert Road, Suite A, Brea, CA                  92821
    (Address of principal executive offices)               (zip code)


       Registrant's telephone number, including area code: (714) 990-3541



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      Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995 Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause the Company's and/or Shecom's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe the Company's and Shecom's future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that these projections included in these forward-looking statements will come to pass. The Company's and Shecom's actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Neither the Company nor Shecom undertakes an obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

(i) ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

      DISPOSITION OF SHECOM COROPORATION

Description of the Termination of the Merger

On August 22, 2003, Krystal Digital Corporation (the "Company"), Shecom Acquisition Corp., a Colorado corporation and wholly owned subsidiary of the Company ("Mergeco"), and Shecom Corporation, a Colorado corporation ("Shecom"), entered into an Agreement and Plan of Reorganization, as amended on September 24, 2003 (collectively, the "Merger Agreement"). The Merger Agreement was approved by the board of directors of each of the Company and Mergeco on August 22, 2003 and on September 24, 2003, and became effective on November 5, 2003.

Pursuant to the terms of the Merger Agreement, Mergeco was merged with and into Shecom (the "Merger"), with Shecom as the surviving corporation of the Merger. As a result of the Merger, the outstanding shares of capital stock of each of Mergeco and Shecom were converted or canceled in the manner provided by the Merger Agreement, the separate corporate existence of Mergeco ceased and Shecom continued unimpaired as the surviving corporation in the Merger as a wholly owned subsidiary of the Company.

In connection with the Merger, the Company issued to the then current shareholders of Shecom and the holders of warrants to purchase additional shares of Shecom common stock, (collectively the "Shareholders") that number of shares of common stock and warrants to purchase additional shares of common stock as represented (assuming full exercise of such warrants) 87.5% of the issued and outstanding shares of common stock on a fully-diluted basis, after giving effect to the Merger (the "Merger Shares")in exchange for 100% of the issued and outstanding common stock and common stock purchase warrants of Shecom (the "Exchange Shares").

Following the Merger, the Company changed its corporate name from ESCAgenetics Corporation to "Krystal Digital Corporation") and all of the directors and officers of the Company were replaced by designees appointed by Shecom. Please see the Definitive Schedule 14C as filed with the Commission on October 8, 2003 and the Current Report on Form 8-K filed therewith on November 11, 2003.

Subsequent to the Merger, the Board unanimously adopted and shareholders holding a majority of the common stock approved a resolution to affect a one-for-five (1:5) reverse stock split (the "Reverse Split") of the common stock. The immediate effect of the Reverse Split, which affected all of the holders of the Company's common stock uniformly, and became effective on or about January 26, 2004 was to reduce the number of shares of common stock from approximately 25,000,057 to approximately 5,000,011 on a fully diluted basis and from approximately 22,948,438 to approximately 4,589,688 such shares presently issued and outstanding. Please see the Definitive Schedule 14C as filed with the Commission on January 5, 2004 and the Current Report on Form 8-K filed there with on January 5, 2004.

The Board has unanimously adopted and shareholders holding a majority of the common stock have approved a resolution authorizing and approving a Mutual Termination Agreement (the "Agreement") pursuant to which the merger by and between the Company, Secom Acquisition Corporation and Secom Corporation will be rescinded.

The Board and such shareholders believe that it is in the best interests of the Company and its shareholders to terminate and rescind the merger because Secom is unable to produce audited financial statements which has resulted in the Company's inability to comply with the Commission's requirements for reporting entities. Specifically, due to Shecom's inability to produce audited financial statement, the Company has been unable to provide the financial statements required to complete it Current Report on Form 8-K or to provide financial statements for its Quarterly Reports on Form 10-Q.

The Agreement provides that each party will release and discharge the other from any and all claims, actions and liabilities arising from or in connection with the Merger Agreement, the events leading up to and including the termination and rescission of the merger as well as any and all claims arising from the Mutual Termination Agreement.

The Agreement will become effective 20 days after the date the Company mails its Information Statement (the "Effective Date"), which is expected to be sent on or about March __, 2004. On the Effective Date, the Shareholders will tender to the Company the Merger Shares and the Company will deliver to the Shareholders the Exchange shares. Thereafter, the Company will no longer have any ownership interest in Shecom, which will then be 100% owned by the Shareholders and the Shareholders will no longer have any ownership interest in the Company. The Company will cancel the Exchange Shares upon receipt. On the Effective Date all of the Officers and Directors of the Company will resign and will be replaced by new Officers and Directors appointed by the Shareholders. Immediately following the Effective Date, the Company will file an amendment to its Certificate of Incorporation with the Delaware Secretary of State to change its name to Sunningdale, Inc.

On March 10, 2004, the Company issued a press release regarding the Agreement. A copy of such press release is filed herewith as Exhibit 99.1 and is incorporated herein by this reference.

For further information about the Agreement and related transactions, see: (1) the information set forth in this Form 8-K,(i) the Mutual Termination Agreement filed as an exhibit to this Form 8-K; and (ii) the press release filed as an exhibit to this Form 8-K.

A change in the majority of the directors will occur on the Effective Date. The members of the Board have executed written consents to appoint Kevin R. Keating to the Board and to serve as the Company's President, Secretary and Treasurer upon the Effective Date. Each member of the Board has also submitted a letter of resignation, which will take effect on the Effective Date and contemporaneously with Mr. Keating's appointment.

On the Effective Date, the Company will relocate its corporate office to 936A Beachland Blvd., Suite 13, Vero Beach, FL 32963. Its telephone number will be
(772) 231-7544.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth ownership information as of the Record Date with respect to (i) each current director or executive officer of the Company, (ii) all directors and executive officers of the Company as a group and (iii) each person known to the Company to be a beneficial owner of more than 5% of its outstanding voting securities. Each share of Common Stock is entitled to one vote. Unless otherwise noted, the address of each of the individuals listed below is c/o the Company at 925 West Lambert Road, Suite A, Brea CA 92821.


                                                NUMBER OF SHARES      PERCENTAGE
NAME                                          BENEFICIALLY OWNED(1)      OWNED
----                                          ---------------------   ----------

Raju Shewa, Chairman of the Board and
Chief Executive Officer                             2,000,000            40.0%

Phillip G. Trad, President and Director               400,000             8.0%

Fred Anavim, Chief Financial Officer and
Director                                              400,000             8.0%

Vincent J. Franzone, Director                         125,000             2.5%

Michael Khorandi                                    1,000,000            20.0%

All directors and executive officers as a
group                                               4,146,200            82.9%

-----------
(1) Beneficial ownership is determined in accordance with the Rule 13d-3(a) of the Exchange Act, and generally includes voting or investment power with respect to securities. Pursuant to the rules and regulations of the Commission, shares of common stock that an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purposes of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purposes of computing the percentage ownership of any other person shown in the table. Except as subject to community property laws, where applicable, the person named above has sole voting and investment power with respect to all shares of the Company's common stock shown as beneficially owned by him.


        MANAGEMENT OF THE COMPANY SUBSEQUENT TO THE DISPOSITIION OF SHECOM

On the Effective Date the present board of directors will appoint Kevin R. Keating to serve as a member of the Board until the next annual meeting of shareholders. Thereafter, all other Board members will resign and Mr. Keating will be the sole, remaining director of the Company.

The following table contains information regarding the directors and executive officers after the Effective Date.

        Name                    Age                     Position

   Kevin R. Keating             63              President, Secretary, Treasurer
                                                and Director designee


Kevin R. Keating was the president and a director of ESCAGenetics Corporation (now known as Krystal Digital Corporation) from April 2003 until the merger with Shecom in November 2003. Mr. Keating is an investment executive and for the past nine years has been the Branch Manager of the Vero Beach, Florida, office of Brookstreet Securities Corporation ("Brookstreet"). Brookstreet is a full-service, national network of independent investment professionals. Mr. Keating services the investment needs of private clients with special emphasis on equities. For more than 35 years, he has been engaged in various aspects of the investment brokerage business. Mr. Keating began his Wall Street career with the First Boston Corporation in New York in 1965. From 1967 through 1974, he was employed by several institutional research boutiques where he functioned as Vice President Institutional Equity Sales. From 1974 until 1982, Mr. Keating was the President and Chief Executive Officer of Douglas Stewart, Inc., a New York Stock Exchange member firm. Since 1982, he has been associated with a variety of firms as a registered representative servicing the needs of individual investors.

Certain Information About The Board Of Directors

Following the Effective Date, the Company will have no standing audit, nominating or compensation committees of the Board, or committees performing similar functions.

Compensation of Directors and Officers

Directors and officers are not entitled to receive compensation for their services as directors and officers. Directors and officers however will be reimbursed for their direct out of packet expenses incurred in connection with the Company's business.

Limitation of Liability and Indemnification Matters

The Company's certificate of incorporation limits the liability of directors to the maximum extent permitted by Delaware law. The Company's certificate of incorporation contains a provision eliminating or limiting the personal liability of a director for monetary damages for breach of their fiduciary duties as directors, except for liability (1) for any breach of their duty of loyalty to the Company or its stockholders, (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (3) for unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the Delaware General Corporation Law or (4) for any transaction from which the director derived an improper personal benefit.

The Company's bylaws provide that the Company shall indemnify its directors and officers and may indemnify its employees and agents to the fullest extent permitted by law. The Company believes that indemnification under its bylaws cover at least negligence and gross negligence on the part of indemnified parties.

      DESCRIPTION OF CAPITAL STOCK

The authorized capital stock of the Company consists of 100,000,000 shares of common stock.

The following is a summary of some of the provisions of the Company's common stock and of its amended certificate of incorporation.

The holders the common stock are entitled to one vote for each share held of record on all matters submitted to a vote of stockholders. Subject to preferences that may be applicable to any outstanding shares of preferred stock, the holders of common stock are entitled to receive ratably such dividends, if any, as may be declared by the board out of funds legally available therefore. In the event of the Company' liquidation, dissolution or winding up, the holders of common stock are entitled to share ratably in all assets remaining after payment of liabilities and liquidation preferences of any outstanding shares of preferred stock. Holders of common stock have no preemptive rights or rights to convert their common stock into any other securities. There are no redemption or sinking fund provisions applicable to the common stock. All outstanding shares of common stock are fully paid and non-assessable.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS

      (a) Exhibits - The following documents are attached as exhibits to this report on Form 8-K:

            2.1 Mutual Termination Agreement dated as of February 29, 2004 by and between Krystal Digital Corporation and the former Shareholders of Shecom Corporation.

            99.1  Press Release dated March 10, 2004.

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.



                                     KRYSTAL DIGITAL CORPORATION



                                     By: /s/ Phillip G. Trad
                                         --------------------------
                                         Phillip G. Trad, President



March 10, 2004